                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 6, 2000

                            JANEX INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    Colorado                          0-17927                 84-1034251
--------------------------------------------------------------------------------
(State or Other                      (Commission           (I.R.S. Employer
 Jurisdiction                        File Number)          Identification No.)
of Incorporation)

615 Hope Road, Eatontown, NJ                                      07724
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code     (602) 808-8765
                                                   -----------------------------

--------------------------------------------------------------------------------
     (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.   OTHER EVENTS

         The Registrant's agreement to merge with the DaMert Company has been terminated. However, the Registrant is continuing discussions with the DaMert Company with a view to entering a new agreement on terms acceptable to both parties. The Registrant can give no assurances that it can enter into such an agreement. The Registrant intends to pursue other potential acquisitions in the toy and educational products business.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Janex International, Inc..
                                         ---------------------------------------
                                         (Registrant)

Date:  September 6, 2000                 /s/ Daniel Lesnick
                                         ---------------------------
                                         Daniel Lesnick
                                         (President)